Exhibit 10.1

Exchange Agreement

Dated as of April 3, 2024

This Exchange Agreement (together with the exhibits and other attachments hereto, this “Agreement”) is entered into as of the date first set forth above (the “Closing Date”) by and between Nemaura Medical Inc., a Nevada corporation (the “Company”), Dermal Diagnostics Limited, an England and Wales corporation (“Dermal Diagnostics”), Trial Clinic Limited, an England and Wales corporation (“Trial Clinic”, and together with Dermal Diagnostics and the Company, “Borrower”) and Uptown Capital, LLC, a Utah limited liability company (the “Investor”). Each of the Borrower and Investor may be referred to herein collectively as the “Parties” and separately as a “Party.”

WHEREAS, the Parties are all of the Parties to that certain Note Purchase Agreement, dated as of February 8, 2021 (the “NPA”), pursuant to which the Borrower sold and issued to the Investor the Secured Promissory Note in the form as attached thereto as Exhibit A (the “Note”), which Note memorializes all amounts loaned to the Borrower by the Investor pursuant to the Transaction Documents (as defined in the NPA); and

WHEREAS, the Parties now desire to enter into this Agreement pursuant to which a portion of the Outstanding Balance (as defined in the Note), being the sum of $314,000 (the “Converted Indebtedness”) shall be converted into and exchanged for shares of common stock, par value $0.001 per share, of the Borrower (the “Common Stock”), in reliance upon the exemption from registration provided by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

Article I.     Definitions and Interpretation

Section 1.01 Definitions. In addition to the other terms defined herein, the following terms, as used herein, have the following meanings:

(a)	“Authority” means any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, Federal, state, or local.
(b)	“Enforceability Exceptions” means (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar Laws of general application affecting enforcement of creditors’ rights generally and (b) general principles of equity.
(c)	“Law” means any domestic or foreign, federal, state, municipality or local law, statute, ordinance, code, rule, or regulation.
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(d)	“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

Section 1.02 Interpretive Provisions.Section Unless the express context otherwise requires (i) the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (iii) the terms “Dollars” and “$” mean United States Dollars; (iv) references herein to a specific Section, Subsection or Recital shall refer, respectively, to Sections, Subsections or Recitals of this Agreement; (v) wherever the word “include,” “includes,” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”; (vi) references herein to any gender shall include each other gender; (vii) references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained herein is intended to authorize any assignment or transfer not otherwise permitted by this Agreement; (viii) references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity; (ix) references herein to any contract or agreement (including this Agreement) mean such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof; (x) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (xi) references herein to any Law or any license mean such Law or license as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and (xii) references herein to any Law shall be deemed also to refer to all rules and regulations promulgated thereunder.

Article II.  Conversion and Exchange

Section 2.01 Conversion and Exchange.

(a)	On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Converted Indebtedness shall be deemed converted into and exchanged for a number of shares of Common Stock equal to (i) the amount of the Converted Indebtedness, divided by (ii) $0.0785, therefore resulting in the issuance of 4,000,000 shares of Common Stock (the “Shares”), and the Outstanding Balance pursuant to the Note and the Transaction Documents shall be automatically reduced by an amount equal to the amount of the Converted Indebtedness.
(b)	Promptly following the recordation of the Investor as the beneficial owner of the Shares, the Converted Indebtedness shall be automatically repaid in full and and the Outstanding Balance pursuant to the Note and the Transaction Documents shall be automatically reduced by an amount equal to the amount of the Converted Indebtedness. The Investor agrees that the issuance of the Shares to the Investor shall constitute full and complete satisfaction of repayment with respect to the Converted Indebtedness.
(c)	The Parties intend that the Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act and the Parties agree not to take any position contrary thereto.

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Section 2.02 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date simultaneously with the execution and delivery of this Agreement by remote exchange of electronic documents.

Section 2.03 Additional Documents. At and following the Closing, the Parties shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

Section 2.04 Taxes. Investor will pay all income, gain, sales, use, value added, transfer, stamp, registration, documentary, excise, real property transfer or gains, or similar taxes incurred as a result of the transactions contemplated by this Agreement with respect to Investor.

Article III. Representations and Warranties of the Investor

As an inducement to, and to obtain the reliance of the Borrower, Investor represents and warrants to the Borrower as of the Closing Date as follows:

Section 3.01 Existence and Power. Investor is limited liability company, duly formed and in good standing under the laws of the State of Utah, and has the full power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted and to enter into this Agreement and fulfill its obligations herein.

Section 3.02 No Conflict; Due Authorization. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, if Investor is an entity, violate any provision of the formation or organizational documents of the Investor as in effect on the Closing Date (the “Investor Organizational Documents”). The Investor has taken all action required by Law, the Investor Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Investor has full power, authority, and legal right and has taken all action required by Law, the Investor Organizational Documents or otherwise to consummate the transactions herein contemplated.

Section 3.03 Valid Obligation. This Agreement and all agreements and other documents executed by Investor in connection herewith constitute the valid and binding obligations of Investor, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions

Section 3.04 Governmental Authorization. Neither the execution, delivery nor performance of this Agreement by Investor requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

Section 3.05 Title to and Issuance of Note. Investor is the record and beneficial owner and holder of the Note free and clear of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, and any conditional sale or voting agreement or proxy, including any agreement to give any of the foregoing. No part of the Note is subject to pre-emptive or similar rights and Investor does not have any pre-emptive rights or similar rights to purchase or receive any interest in the Note. Investor has the power and authority to convert and exchange the Converted Indebtedness as contemplated pursuant to the terms of this Agreement.

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Section 3.06 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by Investor in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Investor or any action taken by Investor.

Section 3.07 Investment Representations.

(a)	Investment Purpose. Investor understands and agrees that the consummation of this Agreement including the delivery of the Shares to Investor, as contemplated hereby constitutes the offer and sale of securities under the Securities Act and applicable state statutes and that the Shares are being acquired for Investor’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.
(b)	Investor Status. Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”) promulgated under the Securities Act. Investor has been furnished with all documents and materials relating to the business, finances and operations of the Borrower and its subsidiaries and information that Investor requested and deemed material to making an informed decision regarding this Agreement and the underlying transactions.
(c)	Reliance on Exemptions. Investor understands that the Shares are being offered and sold to the Investor in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Borrower is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.
(d)	Information. Investor and Investor’s advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Borrower and materials relating to the offer and sale of the Shares which have been requested by Investor or its advisors. Investor and Investor’s advisors, if any, have been afforded the opportunity to ask questions of the Borrower. Investor has received and reviewed the filings and reports made or filed by the Borrower with the Securities and Exchange Commission, including, without limitation, the risk factors as set forth therein. Investor understands that Investor’s investment in the Shares involves a significant degree of risk. The Investor represents and warrants that the Investor (i) can bear the economic risk of the Investor’s respective investments, and (ii) possesses such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Borrower and the Shares. The Investor acknowledges that Investor has carefully reviewed such information as the Investor has deemed necessary to evaluate an investment in the Borrower and the Shares.
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(e)	Governmental Review. Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares. The Investor further acknowledges that neither the Securities and Exchange Commission nor the securities regulatory body of any other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.
(f)	Transfer or Resale. Investor understands that (i) the sale or re-sale of the Shares has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Shares may not be transferred unless (a) the Shares are sold pursuant to an effective registration statement under the Securities Act, (b) Investor shall have delivered to the Borrower, at the cost of Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Borrower, (c) the Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of Investor who agree to sell or otherwise transfer the Shares only in accordance with this Section 3.07 and who is an Accredited Investor, (d) the Shares are sold pursuant to Rule 144, or (e) the Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and Investor shall have delivered to the Borrower, at the cost of Investor, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Borrower; (ii) any sale of such Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Borrower nor any other person is under any obligation to register such Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case).
(g)	Legends. Investor understands that the Shares, until such time as the Shares have been registered under the Securities Act, or may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a standard Rule 144 legend and a stop-transfer order may be placed against transfer of the certificates for such Shares, and that any certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities Laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE RULES AND REGULATIONS THEREUNDER, THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

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(h)	Removal. The legend(s) referenced in Section 3.07(g) shall be removed and the Borrower shall issue a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by applicable state securities Laws, (a) the Shares are registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Borrower with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act, which opinion shall be accepted by the Borrower so that the sale or transfer is effected. Investor agrees to sell all Shares, including those represented by a certificate(s) from which the legend has been removed, only in compliance with applicable prospectus delivery requirements, if any.

Article IV. Representations and Warranties of the Borrower

As an inducement to, and to obtain the reliance of the Investor, the Company represents and warrants to the Investor as of the Closing Date as follows:

Section 4.01 Organization. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Nevada and has the corporate power and is duly authorized under all applicable Laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.

Section 4.02 No Conflict; Due Authorization. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Articles of Incorporation and Bylaws of the Company as in effect on the Closing Date (the “Organizational Documents”). The Company has taken all action required by Law, the Organizational Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by Law, the Organizational Documents or otherwise to consummate the transactions herein contemplated.

Section 4.03 Valid Obligation. This Agreement and all agreements and other documents executed by the Company in connection herewith constitute the valid and binding obligation of the Company, enforceable in accordance with its or their terms, except as may be limited by the Enforceability Exceptions.

Section 4.04 Governmental Authorization. Neither the execution and delivery nor performance of this Agreement by the Company requires any consent, approval, license or other action by or in respect of, or registration, declaration or filing with any Authority.

Section 4.05 Approval of Agreement. The Board of Directors of the Company has authorized the execution and delivery of this Agreement by the Company and has approved this Agreement and the transactions contemplated hereby.

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Section 4.06 Broker’s, Finder’s or Similar Fees. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Borrower in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Borrower or any action taken by the Borrower.

Article V.   Miscellaneous

Section 5.01 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)	This Agreement, and any and all claims, proceedings or causes of action relating to this Agreement or arising from this Agreement or the transactions contemplated herein, including, without limitation, tort claims, statutory claims and contract claims, shall be interpreted, construed, governed and enforced under and solely in accordance with the substantive and procedural laws of the State of Utah, in each case as in effect from time to time and as the same may be amended from time to time, and as applied to agreements performed wholly within the State of Utah.
(b)	each Party agrees that all legal proceedings concerning this Agreement shall be commenced in the state and federal courts OF THE STATE OF CALIFORNIA OR THE COURTS OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN LAKE COUNTY, UTAH (the “Selected Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Selected Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the rights of a Party under this AGREEMENT, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Selected Courts, or such Selected Courts are improper or inconvenient venue for such proceeding. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.
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(c)	TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 5.01(c).
(d)	The provisions of Section 8.1 (Arbitration of Claims), Section 8.3 (Specific Performance), Section 8.9 (No Reliance), Section 8.14 (Further Assurances), Section 8.15 (Rights and Remedies Cumulative), Section 8.16 (Attorneys’ Fees and Cost of Collection), Section 8.17 (Waiver) and Section 8.19 (Time is of the Essence) of the NPA are each hereby incorporated into this Agreement by reference and shall apply to this Agreement as though fully set forth herein, provided that any references therein to the “Agreement” shall be deemed a reference to this Agreement.

Section 5.02 Notices. All notices and other communications hereunder shall be in writing and shall be in writing and shall be given in accordance with the provisions of the NPA.

Section 5.03 Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided herein, no other Person and no director, officer, stockholder, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

Section 5.04 Expenses. Other than as specifically set forth herein, each of the Parties will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with this Agreement and the transactions contemplated hereby.

Section 5.05 Entire Agreement. This Agreement and the other Transaction Documents and the other documents referenced herein and therein represent the entire agreement between the Parties relating to the subject matter thereof and supersede all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter. This Agreement shall be a “Transaction Document” for purposes of the NPA and the other Transaction Documents.

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Section 5.06 Amendment; Remedies. This Agreement may be amended, modified, superseded, terminated or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by all of the Parties. If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible. Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

Section 5.07 Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

Section 5.08 Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the Parties.

Section 5.09 No Assignment or Delegation. No Party may assign any right or delegate any obligation hereunder, including by merger, consolidation, operation of law, or otherwise, without the written consent of all of the Parties and any purported assignment or delegation without such consent shall be void, in addition to constituting a material breach of this Agreement. This Agreement shall be binding on the permitted successors and assigns of the Parties.

Section 5.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signatures Appear on Following Page]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Closing Date.

Nemaura Medical Inc.

By: /s/ Dewan F.H. Chowdhury_____

Name:Dewan F.H. Chowdhury

Title:Chief Executive Officer

Dermal Diagnostics Limited

By: /s/ Dewan F.H. Chowdhury_____

Name:Dewan F.H. Chowdhury

Title:Chief Executive Officer

Trial Clinic Limited

By: /s/ Dewan F.H. Chowdhury_____

Name:Dewan F.H. Chowdhury

Title:Chief Executive Officer

Uptown Capital, LLC

By: /s/ John M. Fife________________

Name:John M. Fife

Title:President

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